U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                    ---------
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVEN  REPORTED): AUGUST 11, 2000

                       COMMISSION FILE NUMBER: 000-28481

                     DIGITAL VIDEO DISPLAY TECHNOLOGY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       NEVADA                                      86-0891931
(STATE OF ORGANIZATION)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

                         590 MADISON AVENUE- 21ST FLOOR
                             NEW YORK NEW YORK 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 521-4075


                                      NONE
                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM  1: CHANGES IN CONTROL OF REGISTRANT.

On August 10, 2000, Digital Video Display Technology Corp. ("DVDT" or "registrant") and eMedia3, Inc. entered into an Agreement for Rescission of Merger, whereby the parties agreed to rescind their merger, which occurred in June 2000. Pursuant to the rescission agreement, the 20,000,000 shares of DVDT's restricted Common Stock, par value $.001, issued to Randy A. Moss in consideration for all of the outstanding shares of stock of eMedia3, Inc., a California corporation, will be cancelled and returned to the DVDT treasury. Mr. Moss will no longer have a control position in DVDT, but will retain his employment agreement.

As a result of this rescission and stock cancellation, Mr. Lee Edmondson, President and a Director of DVDT, who formerly controlled DVDT, once again has control by virtue of his beneficial ownership, directly or indirectly, of ___% of the total outstanding shares of DVDT. DVDT is not aware of any arrangements, the operation of which may result in a further change in control of DVDT, as contemplated by Item 403(c) of Regulation S-K. Nor are there any arrangement or understandings among members of the former and new control persons and their associates with respect to the election of directors or other matters.

ITEM  2:  ACQUISITION OR DISPOSITION OF ASSETS.

On August 10, 2000, Digital Video Display Technology Corp. ("DVDT" or "Registrant") and eMedia3, Inc. entered into an Agreement for Rescission of Merger, whereby the parties agreed to rescind their merger, which occurred in June 2000. Pursuant to the rescission agreement, the 20,000,000 shares of DVDT's restricted Common Stock, par value $.001, issued to Randy A. Moss in consideration for all of the outstanding shares of stock of eMedia3, Inc., a California corporation, will be cancelled and returned to the DVDT treasury. Mr. Moss will no longer have a control position in DVDT, but will retain his employment agreement.


There are no material relationships between Mr. Moss and the registrant or any of its affiliates, any officer or director of the registrant, or any associate of any such officer or director, save and except for an employment agreement entered into by and between DVDT and a separate corporation owned by Mr. Moss, as fully described below. This agreement was entered into concurrent with the merger described above.


Mr. Moss also, by and through A-Infocom, Inc., a California corporation, entered into an Engagement Agreement with DVDT, which sets forth the terms of employment of Mr. Moss by DVDT, by and through A-Infocom, Inc. Mr. Moss is the sole officer, director and shareholder of A-Infocom, inc.


ITEM 5. OTHER EVENTS.

As a result of the rescission described in Item 2, above, the assets of eMedia3, Inc. will be relesed and returned to eMedia3, Inc.,but the nature of DVDT's business operations will remain unchanged.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.




EXHIBITS ATTACHED PURSUANT TO ITEM 601 OF REGULATION SK:

(1) EXHIBIT 2(A) - AGREEMENT FOR RESCISSION OF MERGER